UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 30, 2011 (September 22, 2011)

SMTC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road
Markham, Ontario, Canada L3R 4N6
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material definitive Agreement.

On September 22, 2011, SMTC Corporation and certain of its subsidiaries closed its Revolving Credit and Security Agreement, dated as of September 14, 2011, among SMTC Corporation, SMTC Manufacturing Corporation of California, SMTC Mex Holdings, Inc., ZF Array Technology, Incorporated, and HTM Holdings, Inc. as US Borrowers, and SMTC Manufacturing Corporation of Canada, as Canadian Borrower, with PNC Bank, National Association, as a Lender and as Agent, and PNC Bank Canada Branch, as Canadian Lender.  Also on September 22, 2011, SMTC Mex Holdings, Inc. and SMTC Manufacturing Corporation of Massachusetts and Export Development Canada closed its Third Amended and Restated US Loan Agreement.

The maximum amount of funds available under the revolving credit facility is $45 million. The proceeds of the loans will be used to (i) repay the previous revolving facilities provided by Wells Fargo Capital Finance Corporation (Central) and Wells Fargo Capital Finance Corporation Canada; (ii) fund the recent acquisition of ZF Array Technology; and (iii) fund future working capital and general corporate purposes. Availability under the revolving credit facilities is subject to certain borrowing base conditions based on the eligible inventory and accounts receivable, which now include certain assets located in Mexico. Advances made under the revolving credit facility will bear interest at the base commercial lending rate of PNC in the respective country. SMTC continues its term debt facility with Export Development Canada under terms largely unchanged.

The foregoing summary of the agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the letter agreements attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

A press release announcing the new revolving credit facility was issued by SMTC Corporation on September 27, 2011, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

10.1
Revolving Credit and Security Agreement dated September 14, 2011 between PNC Bank, National Association, PNC Bank Canada Branch, SMTC Corporation, SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Canada, SMTC Mex Holdings, Inc., ZF Array Technology, Incorporated and HTM Holdings, Inc.

10.2	Third Amended and Restated US Loan Agreement dated September 14, 2011 by and among Export Development Canada and SMTC Mex Holdings, Inc and SMTC Manufacturing Corporation of Massachusetts.

99.1	Press Release of SMTC Corporation dated September 27, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2011	SMTC CORPORATION

	By:	/S/ Alex Walker
	Name:	Alex Walker
	Title:	Co-Chief Executive Officer